EXHIBIT 99.4

EXHIBIT 1 – PRO-FORMA FINANCIAL STATEMENTS- June 30, 2016

NORTH AMERICA FRAC SAND, INC.

CONDENSED PROFORMA BALANCE SHEETS

(unaudited)

Pro Forma Combined Information: The following unaudited pro forma condensed combined balance sheet as of June 30, 2016 is based on:

(i)	the historical balance sheet of North America Frac Sand, Inc. as of June 30, 2016; and

(ii)	the historical balance sheet of North America Frac Sand (CA) Ltd. as of June 30, 2016.

North America Frac Sand (CA) Ltd.	North America Frac Sand, Inc.	North America Frac Sand (CA) Ltd.	Notes	Adjustments	North America Frac Sand, Inc. Pro-forma

ASSETS
Current assets
Cash and cash equivalents	$-	$-			$-
Prepaid expenses	-	-			-
Total current assets	-	-			-
Investment in non-current assets	10,950		(1)	1,512,000
			(2)	(1,512,000)
	-	-	(3)	(10,950)	-
Total non-current assets	10,950	-			-
TOTAL ASSETS	$10,950	$-			$-

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$4,412	$24,355			$28,767
Accounts payable - related party	109,586	-			109,586
Notes payable, related party	128,275	-			128,275
Notes payable	-	103,194	(3)	(10,950)	92,244
Total current liabilities	242,273	127,549			358,872

TOTAL LIABILITIES	242,273	127,549			358,872

STOCKHOLDERS' EQUITY
Preferred stock, Series A: 10 shares authorized; $0.00001 par value. Issued and outstanding 1 share	13,741,679	-	-	-	13,741,679
Preferred stock, Series B: 99,999,999 authorized; $0.00001 par value. Issued and outstanding 140 shares	1	-			1
Common stock, 500,000,000 authorized; $0.00001 par value. Issued and outstanding 46,915,448 shares	499	-			499
Additional paid in capital	20,674,038	2,503,617	(1)	1,512,000	24,689,655
Accumulated comprehensive income (loss)		(4,156)			(4,156)
Accumulated deficit	(34,647,540)	(2,627,010)	(2)	(1,512,000)	(38,786,550)
Total Stockholders' deficit	(231,323)	(127,549)			(358,872)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$10,950	$-		$-	$-

See accompanying notes

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NORTH AMERICA FRAC SAND, INC.

CONDENSED PRO-FORMA STATEMENTS OF OPERATIONS

(unaudited)

Pro Forma Combined Information: The following unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended June 30, 2016 is based on:

(i)	the historical operations of North America Frac Sand, Inc. for the six months ended June 30, 2016; and

(ii)	the historical operations of North America Frac Sand (CA) Ltd.) for the six months ended June 30, 2016.

	North America Frac Sand, Inc.	North America Frac Sand (CA) Ltd.	Notes	Adjustments	North America Frac Sand, Inc. Pro-forma

Revenues
Net sales	$-	$-			$-
Total revenues	-	-			-

Cost and expenses
Professional fees	121,630	-			121,630
Exploration expenses	-	11,618			11,618
Communication costs	10,764	-			10,764
Administrative expenses	7,045	181			7,226
Total operating expenses	139,439	11,799		-	151,238

Net (loss) from operations	(139,439)	(11,799)			(151,238)
Other items
Foreign exchange loss (gain)	-	762			762
Interest expense	-	10,740			10,740
Total other items	-	11,502		-	11,502
Net loss	(139,439)	(23,301)		-	(162,740)
Unrealized foreign exchange gain (loss)	-	(6,073)			(6,073)
Net comprehensive income (loss)	$(139,439)	$(29,374)			$(168,813)

See accompanying notes

2

NORTH AMERICA FRAC SAND, INC.

PRO-FORMA SUMMARY AND ADJUSTMENTS TO THE BALANCE SHEETS AND STATEMENTS OF OPERATION

(unaudited)

Summary

The unaudited pro forma condensed consolidated balance sheet and statement of operations reflects amounts as if the transaction had occurred on June 8, 2015, the date of formation of North America Frac Sand (CA) Ltd. ("NAFS-CA"). As a result of this business combination, NAFS-CA becomes a wholly owned subsidiary of the Company. The information presented in the unaudited pro forma combined financial statements does not purport to represent what the financial position or results of operations would have been had the acquisition occurred as of June 30, 2016, nor is it indicative of future financial position or results of operations. You should rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined, or the future result that the combined company will experience after the Share Purchase Agreement is consummated.

The pro forma adjustments are based upon available information and certain assumptions that the Company is believes is reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and assumptions of the Company and NAFS-CA. The accompanying pro-forma financial statements include the balance sheet as of June 30, 2016, and the statement of operations for the six months then ended. These financial statements reflect the acquisition by the Company of NAFS-CA.

On July 10, 2015, the NAFS-CA entered into an agreement to exchange shares with the Company, whereby the shareholder of NAFS-CA received 37,800,000 shares of the common stock of the Company in exchange for approximately 91% of the outstanding shares of the Company at the time of issue into escrow. Subsequently, there have been 11,250,000 shares of common stock issued resulting in the shareholders of NAFS-CA receiving approximately 76% of the issued and outstanding common shares of the Company.

Consequently, the transaction was accounted for as a business transaction with common control under ASC-805, for the following reasons:

1.	Firstly, it was determined that NAFS-CA is a business because:

a.	Planned principal operations have begun (exploration has commenced);

b.	Mineral leases and exploration information, are in place; and

c.	A plan to commercialize the mineral resource if economically feasible is in place.

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2.	Despite the majority of the common shares being issued to the shareholder of NAFS-CA, control of the Company remains unchanged;

3.	The ownership of the Series A Preferred stock remains unchanged which has voting control of the company, consequently voting control remains unchanged;

4.	Existing management of the Company remains unchanged; and

5.	Existing management has been appointed management of NAFS-CA, with previous management having resigned.

Pro-forma Adjustments:

1.	To reflect the issue of 37,800,000 shares of the North America Frac Sand, Inc. at the current fair market price of $0.04 per share which represents 76% of the issued and outstanding shares of the Company's common stock, in exchange for 8,790,358 of the NAFS-CA's common stock which represent 100% of the issued and outstanding shares of NAFS-CA.

DR Investment in shares of NAFS-CA	1,512,000
CR Additional Paid in Capital	1,512,000

2.	To record the consolidation transactions and to record the impact of the impairment of goodwill.

DR Accumulated Deficit (Impairment of Goodwill)	1,512,000
CR Investment in Shares of NAFS-CA	1,512,000

3.	To eliminate the intercompany loan

DR Promissory Note	10,950
CR Investment in Shares of NAFS-CA	10,950

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EXHIBIT 2 – PRO-FORMA FINANCIAL STATEMENTS- December 31, 2015

NORTH AMERICA FRAC SAND, INC.

CONDENSED PROFORMA BALANCE SHEETS

(unaudited)

Pro Forma Combined Information: The following unaudited pro forma condensed combined balance sheet as of December 31, 2015 is based on:

(i)	the historical balance sheet of North America Frac Sand, Inc. as of December 31, 2015; and

(ii)	the historical balance sheet of North America Frac Sand (CA) Ltd. as of December 31, 2015

	North America Frac Sand, Inc.	North America Frac Sand (CA) Ltd.	Notes	Adjustments	North America Frac Sand, Inc. Pro-forma

ASSETS
Current assets
Cash and cash equivalents	$-	$-			$-
Prepaid expenses	-	-			-
Total current assets	-	-			-
Investment in non-current assets			(1)	1,512,000
Non-current assets	-	-	(2)	(1,512,000)	-
Total non-current assets	-	-			-
TOTAL ASSETS	$-	$-			$-

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,302	$11,381			$12,683
Accounts payable - related party	23,000	250			23,250
Notes payable, related party	67,582	-			67,582
Notes payable	-	86,544			86,544
Total current liabilities	91,884	98,175			190,059
TOTAL LIABILITIES	91,884	98,175			190,059

STOCKHOLDERS' EQUITY
Preferred stock, Series A: 10 shares authorized; $0.00001 par value. Issued and outstanding 1 share	13,741,679	-			13,741,679
Preferred stock, Series B: 99,999,999 authorized; $0.00001 par value. Issued and outstanding 140 shares	1	-			1
Common stock, 500,000,000 authorized; $0.00001 par value. Issued and outstanding 45,665,448 shares	457	-			457
Additional paid in capital	20,674,081	2,503,617	(1)	1,512,000	24,689,698
Accumulated comprehensive income (loss)		1,917			1,917
Accumulated deficit	(34,508,102)	(2,603,709)	(2)	(1,512,000)	(38,623,811)
Total Stockholders' deficit	(91,884)	(98,175)			(190,059)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$-			$-

See accompanying notes

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NORTH AMERICA FRAC SAND, INC.

CONDENSED PROFORMA STATEMENTS OF OPERATIONS

(unaudited)

Pro Forma Combined Information: The following unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2015 is based on:

(i)	the historical operations of North America Frac Sand, Inc. for the year ended December 31, 2015; and

(ii)	the historical operations of North America Frac Sand (CA) Ltd.) for the period from inception June 8, 2015 to December 31, 2015

	North America Frac Sand (CA) Ltd.	North America Frac Sand, Inc.	Notes	Adjustments	North America Frac Sand, Inc. Pro-forma

Revenues
Net sales	$-	$-			$-
Total revenues	-	-			-

Cost and expenses
Professional fees	-	61,277			61,277
Communication costs	-	4,339			4,339
Exploration expenses	27,702	-			27,702
Mineral lease expense	10,288				10,288
Administrative expenses	45,748	-			45,748
Total operating expenses	83,738	65,616			149,354

Net (loss) from operations	(83,738)	(65,616)			(149,354)
Other items
Impairment loss on mineral claims	2,503,617	-			2,503,617
Impairment of Goodwill			(2)	1,512,000	1,512,000
Foreign exchange loss (gain)	(1,993)				(1,993)
Interest expense	18,347	-			18,347
Total other items	2,519,971	-			4,031,971
Net (loss)	(2,603,709)	(65,616)			(4,181,325)
Unrealized foreign exchange gain (loss)	1,917	-			1,917
Net comprehensive (loss/9	$(2,601,792)	$(65,616)			$(4,179,408)

See accompanying notes

6

NORTH AMERICA FRAC SAND, INC.

PRO-FORMA SUMMARY AND ADJUSTMENTS TO THE BALANCE SHEETS AND STATEMENTS OF OPERATION

(unaudited)

Summary

The unaudited pro forma condensed consolidated balance sheet and statement of operations reflects an estimate of what these amounts would look like as if the transaction had occurred on June 8, 2015, the date of formation of North America Frac Sand (CA) Ltd. ("NAFS-CA"). As a result of this business combination, NAFS-CA becomes a wholly owned subsidiary of the Company. The information presented in the unaudited pro forma combined financial statements does not purport to represent what the financial position or results of operations would have been had the acquisition occurred as of December 31, 2015, nor is it indicative of future financial position or results of operations. You should rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined, or the future result that the combined company will experience after the Share Purchase Agreement is consummated.

The pro forma adjustments are based upon available information and certain assumptions that the Company is believes is reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and assumptions of the Company and NAFS-CA. The accompanying pro-forma financial statements include the balance sheet as of December 31, 2015, and the statement of operations for the year then ended. These financial statements reflect the acquisition by the Company of NAFS-CA.

On July 10, 2015, the NAFS-CA entered into an agreement to exchange shares with the Company, whereby the shareholder of NAFS-CA received 37,800,000 shares of the common stock of the Company in exchange for approximately 91% of the outstanding shares of the Company at the time of issue into escrow. Subsequently, there have been 11,250,000 shares of common stock issued resulting in the shareholders of NAFS-CA receiving approximately 73% of the issued and outstanding common shares of the Company.

Consequently, the transaction was accounted for as a business transaction with common control under ASC-805, for the following reasons:

1.	Firstly, it was determined that NAFS-CA is a business because:

a.	A planned principal operations have begun (exploration has commenced);

b.	Mineral leases and exploration information, are in place; and

c.	A plan to commercialize the mineral resource if economically feasible is in place.

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2.	Despite the majority of the common shares being issued to the shareholder of NAFS-CA, control of the Company remains unchanged;

3.	The ownership of the Series A Preferred stock remains unchanged which has voting control of the company, consequently voting control remains unchanged;

4.	Existing management of the Company remains unchanged; and

5.	Existing management has been appointed management of NAFS-CA, with previous management having resigned.

Pro-forma Adjustments:

1.	To reflect the issue of 37,800,000 shares of the North America Frac Sand, Inc. at the current fair market price of $0.04 per share which represents 76% of the issued and outstanding shares of the Company's common stock, in exchange for 8,790,358 of the NAFS-CA's common stock which represent 100% of the issued and outstanding shares of NAFS-CA.

DR Investment in shares of NAFS-CA	1,512,000
CR Additional Paid in Capital	1,512,000

2.	To record the consolidation transaction and to record the impairment of the resulting goodwill

DR Impairment loss on goodwill (Accumulated Deficit)	1,512,000
CR Investment in Shares of NAFS-CA	1,512,000

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